                                                                EXHIBIT 10.24(c)




                                                                  CONFORMED COPY

[JPMORGAN LOGO]

                               EXTENSION AGREEMENT



Arch Chemicals, Inc.
501 Merritt 7
Norwalk, Connecticut 06856
Attention: Mr. W. Paul Bush


JPMorgan Chase Bank, as Administrative Agent
under the 364-Day Credit Agreement referred to below
270 Park Avenue
New York, New York  10017



                                                  January 23, 2002


Gentlemen:


                  Each undersigned Lender hereby agrees to extend, effective on January 23, 2002 (the "Extension Date"), the Maturity Date under the 364-Day Credit Agreement dated as of January 27, 1999 (as extended on January 26, 2000 and January 24, 2001 and as the same may be amended, supplemented or otherwise modified from time to time, the "364-Day Credit Agreement") among Arch Chemicals, Inc., Olin Corporation, the Lenders and agents party thereto and JPMorgan Chase Bank, as Administrative Agent for the Lenders, to January 22, 2003. Terms defined in the 364-Day Credit Agreement are used herein as therein defined.

                  This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                [Remainder of this page intentionally left blank]



                                                                       EXECUTION

                  This Extension Agreement shall be governed by and construed in accordance with the laws of the State of New York.




                                    JPMORGAN CHASE BANK,
                                    individually and as Administrative Agent,



                                    By: /s/ Lawrence Palumbo, Jr.
                                        -------------------------------------
                                     Name:  Lawrence Palumbo, Jr.
                                     Title: Vice President




                                    BANK OF AMERICA, N.A.,
                                    individually and as Syndication Agent,



                                    By: /s/ Donald J. Chin
                                        -------------------------------------
                                     Name:  Donald J. Chin
                                     Title: Managing Director




                                    WACHOVIA BANK, N.A.,
                                    individually and as Documentation Agent,



                                    By: /s/ Robert Wilson
                                        -------------------------------------
                                     Name:  Robert Wilson
                                     Title: Vice President




                                       2                               EXECUTION

                                    THE BANK OF NEW YORK



                                    By: /s/ Joanna S. Bellocq
                                        -------------------------------------
                                     Name:  Joanna S. Bellocq
                                     Title:




                                    DAI ICHI KANGYO BANK LTD



                                    By:
                                        -------------------------------------
                                     Name:
                                     Title:




                                    FIRST UNION NATIONAL BANK



                                    By:
                                        -------------------------------------
                                     Name:
                                     Title:




                                    FLEET NATIONAL BANK



                                    By:
                                        -------------------------------------
                                     Name:
                                     Title:




                                        3                              EXECUTION

                                    SUNTRUST BANK



                                    By:
                                        -------------------------------------
                                     Name:
                                     Title:


                                    By:
                                        -------------------------------------
                                     Name:
                                     Title:




                                    ABN AMRO BANK N.V.



                                    By:
                                        -------------------------------------
                                     Name:
                                     Title:


                                    By:
                                        -------------------------------------
                                     Name:
                                     Title:




                                    PNC BANK, NATIONAL ASSOCIATION



                                    By: /s/ Donald V. Davis
                                        -------------------------------------
                                     Name:  Donald V. Davis
                                     Title: Vice President




                                    THE NORTHERN TRUST COMPANY



                                    By: /s/ Russ Rockenbach
                                        -------------------------------------
                                     Name:  Russ Rockenbach
                                     Title: Vice President




                                        4                              EXECUTION

                                    ING (US) CAPITAL LLC



                                    By: /s/ John Kippax
                                        -------------------------------------
                                     Name:  John Kippax
                                     Title: Managing Director


                                    By:
                                        -------------------------------------
                                     Name:
                                     Title:




                                        5                              EXECUTION

Agreed and accepted:


ARCH CHEMICALS, INC.


By:  /s/  W. Paul Bush
   -------------------------
   Name:  W. Paul Bush
   Title: V.P. and Treasurer




                                       6                               EXECUTION